Exhibit 10.29
SCHEDULE A MANAGERS
Sonesta International Hotels Corporation, a Maryland corporation
Sonesta Mahwah LLC, a Maryland limited liability company
Sonesta Nanuet LLC, a Maryland limited liability company
Sonesta NJ LLC, a Maryland limited liability company
Sonesta Parsippany LLC, a Maryland limited liability company
Sonesta Somerset LLC, a Maryland limited liability company
Sonesta South Brunswick LLC, a Maryland limited liability company

SCHEDULE B OWNERS
Cambridge TRS, Inc., a Maryland corporation HPT CY TRS, Inc., a Maryland corporation HPT TRS IHG-2, Inc., a Maryland corporation HPT TRS MRP, Inc., a Maryland corporation
SVC Nanuet TRS LLC, a Maryland limited liability company SVC NJ TRS LLC, a Maryland limited liability company

SCHEDULE C HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
1.	Sonesta ES Suites Birmingham 3 Greenhill Parkway Birmingham, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
2.	Sonesta Select Birmingham 4300 Colonade Parkway Birmingham, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
3.	Sonesta ES Suites Montgomery 1200 Hilmar Court Montgomery, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
4.	Sonesta Select Tucson Airport 6885 South Tucson Boulevard Tucson, AZ	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
5.	Sonesta Select Newark Christiana Mall 48 Geoffrey Drive Newark, DE	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
6.	Sonesta ES Suites Jacksonville 8365 Dix Ellis Trail Jacksonville, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
7.	Sonesta ES Suites Atlanta Perimeter Center 1901 Savoy Drive Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
8.	Sonesta Gwinnett Place 1775 Pleasant Hill Road Duluth, GA	HPT Cambridge LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full/Select
9.	Sonesta Select Atlanta Duluth 3530 Venture Parkway Duluth, GA	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
10.	Sonesta Select Atlanta Norcross I-85 6235 McDonough Drive NW Norcross, GA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
11.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, IA	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
12.	Sonesta Select Arlington Heights 3700 North Wilke Road Arlington Heights, IL	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
13.	Sonesta ES Suites Chicago - Lombard 2001 South Highland Avenue Lombard, IL	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
14.	Sonesta Select Chicago Elgin 2175 Marriott Drive West Dundee, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
15.	Sonesta Select Fort Wayne 111 West Washington Center Road Fort Wayne, IN	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
16.	Sonesta Simply Suites Kansas City Overland Park 11001 Oakmont Overland Park, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
17.	Sonesta Simply Suites Witchita Airport 570 South Julia Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
18.	Sonesta Simply Suites Witchita Northeast 3141 North Webb Road Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
19.	Sonesta ES Suites Burlington 11 Old Concord Road Burlington, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
20.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
21.	Sonesta ES Suites Boston Westborough 25 Connector Road Westborough, MA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
22.	Sonesta Select Boston Woburn 240 Mishawum Road Woburn, MA	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
23.	Sonesta ES Suites Columbia 8844 Columbia 100 Pkwy Columbia, MD	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
24.	Sonesta Select Greenbelt 6301 Golden Triangle Drive Greenbelt, MD	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
25.	Sonesta ES Suites Ann Arbor 800 Victors Way Ann Arbor, MI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
26.	Sonesta Simply Suites Detroit Southfield 1 Corporate Drive Southfield, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
27.	Sonesta ES Suites Minneapolis 3040 Eagandale Place Eagan, MN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
28.	Sonesta ES Suites St. Louis - Chesterfield 15431 Conway Road Chesterfield, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
29.	Sonesta Select Kansas City Airport Prarie View 7600 North West 97th Terrace Kansas City, MO	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
30.	Sonesta ES Suites St. Louis 1855 Craigshire Road St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
31.	Sonesta Select Durham Highway 54 East 301 Residence Inn Blvd Durham, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
32.	Sonesta ES Suites Omaha 6990 Dodge Street Omaha, NE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
33.	Sonesta Hamilton Park Morristown 175 Park Avenue Florham Park, NJ	HPT IHG-2 Properties Trust	SVC NJ TRS LLC	Sonesta NJ LLC	Full
34.	Sonesta Select Mahwah 140 Route 17 South Mahwah, NJ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
35.	Sonesta ES Suites South Brunswick - Princeton 4225 US Highway 1 Monmouth Junction, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
36.	Sonesta Simply Suites Philadelphia Mount Laurel 4000 Crawford Place Mount Laurel, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
37.	Sonesta ES Suites Parsippany 61 Interpace Pkwy Parsippany, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
38.	Sonesta ES Suites Somers Point 900 Mays Landing Road Somers Point, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
39.	Sonesta Simply Suites Somerset 41 World's Fair Drive Somerset, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
40.	Sonesta Nanuet Rockland County 20 Overlook Blvd. Nanuet, NY	HPT IHG-2 Properties Trust	SVC Nanuet TRS LLC	Sonesta Nanuet LLC	Select
41.	Sonesta ES Suites Cincinnati – Sharonville West 11689 Chester Road Cincinnati, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
42.	Sonesta ES Suites Dublin 435 Metro Place South Dublin, OH	HPTMI Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
43.	Sonesta ES Suites Cleveland Airport 17525 Rosbough Drive Middleburg Heights, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
44.	Sonesta ES Suites Cincinnati 2670 East Kemper Road Sharonville, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
45.	Sonesta ES Suites Westlake 30100 Clemens Road Westlake, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
46.	Sonesta ES Suites Oklahoma City 4361 West Reno Avenue Oklahoma City, OK	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
47.	Sonesta Simply Suites Philadelphia Willow Grove 250 Business Center Drive Horsham, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
48.	Sonesta ES Suites Malvern 20 Morehall Road Malvern, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
49.	Sonesta ES Suites Providence - Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
50.	Sonesta Select Spartanburg 110 Mobile Drive Spartanburg, SC	HPTCY Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation	Select
51.	Sonesta Simply Suites Knoxville 10206 Parkside Drive Knoxville, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
52.	Sonesta ES Suites Memphis 6141 Old Poplar Pike Memphis, TN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
53.	Sonesta Select Austin North 7522 North IH-35 Austin, TX	HPT Suite Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
54.	Sonesta ES Suites Dallas Park Central 7880 Alpha Road (Blossomheath Lane) Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
55.	Sonesta Suites Dallas Park Central 7800 Alpha Road Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Full
56.	Sonesta Simply Suites Dallas Richardson 12525 Greenville Avenue Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
57.	Sonesta ES Suites Dallas Central Expressway 10333 North Central Expressway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
58.	Sonesta Simply Suites Fort Worth 5201 Endicott Avenue Fort Worth, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select

	Trade Name and Street Address	Landlord	Owner	Manager	Service Level
59.	Sonesta Select Fort Worth 3751 NE Loop 820 Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
60.	Sonesta ES Suites Houston NASA Clear Lake 525 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
61.	Sonesta Simply Suites Houston Westchase 4033 W Sam Houston Parkway Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
62.	Sonesta Simply Suites Houston Galleria 4900 Loop Central Drive Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
63.	Sonesta ES Suites Dallas Richardson 1040 Waterwood Drive Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
64.	Sonesta Select Dallas Richardson 2191 North Greenville Avenue Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation	Select
65.	Sonesta Simply Suites San Antonio Northwest 9350 IH 10 West San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Sonesta International Hotels Corporation	Select
66.	Sonesta ES Suites Burlington 35 Hurricane Lane Williston, VT	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select
67.	Sonesta ES Suites Portland Vancouver 8005 NE Parkway Drive Vancouver, WA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation	Select

SCHEDULE D MANAGEMENT AGREEMENTS
1.Amended, Restated and Consolidated Master Management Agreement for Sale Hotels, dated as of January 1, 2022, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners. [60 hotels]

2.Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta International Hotel Corporation and Cambridge TRS, Inc. [Sonesta Gwinnett Place Atlanta]

3.Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta NJ LLC and SVC NJ TRS LLC. [Sonesta Hamilton Park Morristown Hotel and Conference Center]

4.Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Mahwah LLC and HPT CY TRS, Inc. [Sonesta Select Mahwah]

5.Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta South Brunswick LLC and Cambridge TRS, Inc. [Sonesta ES Suites South Brunswick - Princeton]

6.Second Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Parsippany LLC and Cambridge TRS, Inc. [Sonesta ES Suites Parsippany]

7.Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Somerset LLC and HPT TRS IHG-2, Inc. [Sonesta Simply Suites Somerset]

8.Amended and Restated Management Agreement, dated as of January 1, 2022, by and between Sonesta Nanuet LLC and SVC Nanuet TRS LLC. [Sonesta Simply Suites Nanuet]

SCHEDULE E

PRIOR POOLING AGREEMENTS

1.Amended and Restated Pooling Agreement, dated as of February 27, 2020, by and among Sonesta Chicago LLC, Sonesta Clift LLC, Sonesta International Hotels Corporation, as managers, and Cambridge TRS, Inc., HPT Clift TRS LLC, and HPT Wacker Drive TRS LLC, as owners.

2.Pooling Agreement (Conversion Hotels), dated as of December 15, 2020, but made effective as of September 18, 2020, by and among Sonesta Canada ULC, Sonesta Gatehall Drive LLC, Sonesta International Hotel Corporation, Sonesta Jersey City LLC, Sonesta Morris Plains LLC, Sonesta Nanuet LLC, Sonesta NJ LLC, Sonesta Randolph Street LLC, Sonesta San Juan LLC, Sonesta State Street LLC and Sonesta Toronto ULC, as managers, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT State Street TRS LLC, HPT TRS IHG-2, Inc., HPT TRS MRP, Inc., SVC Gatehall Drive TRS LLC, SVC Jersey City TRS LLC, SVC Morris Plains TRS LLC, SVC Nanuet TRS LLC, SVC NJ TRS LLC, SVC Randolph Street TRS LLC, SVC Redondo Beach TRS LLC and SVC San Juan TRS LLC, as owners.